UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2018

UNION ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Madison Avenue, Suite 11A
New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.Other Events.

On March 2, 2018, Union Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 11,500,000 of its units (“Units”), including 1,500,000 Units which were subject to the over-allotment option granted to the underwriters in the IPO, Ladenburg Thalmann & Co. Inc., CIM Securities, LLC and I-Bankers Securities, Inc.. Each Unit consists of one of the Company’s ordinary shares, $.0001 par value (“Ordinary Shares”), one right (“Right”) with each Right exchangeable for one tenth (1/10) of one Ordinary Share upon the Company’s consummation of an initial business combination, and one redeemable warrant (“Warrant”), with each warrant entitling the holder to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (“Private Placement”) of 5,200,000 Warrants (“Private Placement Warrants”), pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Private Placement Warrants were purchased by Union Group International Holdings Limited, Union Acquisition Associates, LLC Jim Manley, Ladenburg Thalmann & Co., Inc. and CIM Securities, LLC, each an initial shareholder of the Company, at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,200,000. The Private Placement Warrants are identical to the Warrants included in the Units sold in the IPO, except that the Private Placement Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial stockholders or their permitted transferees. The purchasers of the Private Placement Warrants have agreed (A) to vote any Ordinary Shares held by them in favor of any proposed business combination, (B) not to convert any such Ordinary Shares into the right to receive cash from the trust account in connection with a shareholder vote to approve the Company’s proposed initial business combination or sell any Ordinary Shares to the Company in a tender offer in connection with a proposed initial business combination and (C) that any Ordinary Shares they own shall not participate in any liquidating distribution upon winding up if a business combination is not consummated within the required time period. Additionally, the initial stockholders have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until the completion of the Company’s initial business combination.

An audited balance sheet as of March 2, 2018 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet.
99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2018
UNION ACQUISITION CORP.

	By:	/s/ Kyle P. Bransfield
Name: Kyle P. Bransfield
Title: Chief Executive Officer